UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 9, 2002
                                                          ---------------

                               Copper Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Colorado                000-32247                    84-1493157
----------------------------    -------------            --------------------
(State or other jurisdiction    (Commission                 (IRS Employer
     of incorporation)           File Number)             Identification No.)


         10077 E. County Line Rd., Longmont, Colorado           80501
         --------------------------------------------         ----------
          (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: (303) 772-3316

                   7899 West Frost Drive, Littleton, Colorado 80128
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 1. Changes in Control of Registrant.

Effective as of January 9, 2002, Copper Corporation (the Company), Corporate Management Services, Inc. (CMSI) and James B. Wiegand ("Wiegand") entered into an Agreement for the Purchase of Common Stock pursuant to which CMSI will sell 750,000 shares of the common stock of the Company to Wiegand for $5,000. The closing of the sale occurred January 14, 2002. The funds for the purchase price came from the personal funds of Wiegand.

As part of this transaction, Wiegand was appointed the Secretary and President of the Company and as a member of the Board of Directors. Prior to this transaction there was no relationship between Wiegand and the Company or CMSI nor did Wiegand own any securities of the Company.

Following closing of the sale,  Wiegand owns  approximately  61.1% of the issued and outstanding shares of the Company and CMSI will continue to own approximately 20.3 % of the Company's issued and outstanding shares. At closing, all of the current officers and directors of the Company resigned and directors designated by Wiegand will be appointed to the Company's Board of Directors.

Item 7(c). Exhibits

7.1 Agreement for the Purchase of Common Stock dated as of January 9, 2002, and effective as of January 14, 2002 by and between Corporate Management Services, Inc., Copper Corporation and James B. Wiegand.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date:  January 24, 2002                COPPER CORPORATION


                                    By: /s/  James B. Wiegand
                                        ---------------------
                                        James B. Wiegand, President

Exhibit 7.1

                   AGREEMENT FOR THE PURCHASE OF COMMON STOCK

AGREEMENT,  made  this  9th  day of  January,  2001,  by and  between  Corporate
Management Services, Inc. (Shareholder,) Copper Corp.. (Copper) a Colorado corporation, and James B. Wiegand (Wiegand) is for the purpose of setting forth the terms and conditions upon which Corporate Management Services, Inc. will sell to Wiegand 750,000 shares of Copper's common stock.

In  consideration  of  the  mutual  promises,   covenants,  and  representations
contained herein, THE PARTIES HERETO AGREE AS FOLLOWS:


                                    ARTICLE I

                               SALE OF SECURITIES

1.01 Subject to the terms and conditions of this Agreement, the Shareholder agrees to sell, and Wiegand agrees to purchase, 750,000 shares of the common stock of Copper for $5,000. This agreement replaces that option agreement executed by Shareholder on December 2, 2001 granting Wiegand the conditional right to purchase shares of an unnamed corporate shell.

1.02 On December 14, 2001,Wiegand tendered funds in the amount of $5,000 to Corporate Management Services, Inc., which amount was payment in full of the 750,000 shares of Copper Corp. Wiegand has been notified that the funds tendered have cleared his bank and were credited to Shareholder on December 18, 2001. Closing is considered to be at the time that the consideration has been paid by Wiegand, Wiegand takes possession of the stock certificates representing the 750,000 shares of common stock and Corporate Management Services, Inc. delivers all documents described below and all terms of this agreement are fulfilled.In the event that Wiegand agrees to escrow of the stock certificates, placement of the certificates into escrow under an escrow agreement approaved by Wiegand will constitute delivery of the certificates to Wiegand.


                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

Copper represents and warrants to Wiegand the following:

2.01 Organization. Copper is a corporation duly organized, validly existing, and in good standing under the laws of Colorado, has all necessary corporate powers to own properties and carry on a business, and is duly qualified to do business and is in good standing in Colorado. All actions taken by the Incorporators, Directors and/or shareholders of Copper have been valid and in accordance with the laws of the State of Colorado.

2.02 Copper. The authorized Copper stock of Copper consists of 20,000,000 shares of common stock, no par value, of which 1,230,000 shares are issued and outstanding. All outstanding shares are fully paid and non assessable, free of liens, encumbrances, options, restrictions and legal or equitable rights of others not a party to this Agreement. At closing, there will be no outstanding subscriptions, options, rights, warrants, convertible securities, or other agreements or commitments obligating Copper to issue or to transfer from treasury any additional shares of its Copper stock. None of the outstanding shares of Copper are subject to any stock restriction agreements. There are approximately 47 shareholders of Copper. All of such shareholders have valid title to such shares and acquired their shares in a lawful transaction and in accordance with Colorado corporate law.

2.03 Financial Statements. Audited financial statements will be provided at the closing and will include the balance sheets of Copper as of April 30, 2001 and the related statements of income and retained earnings for the period then ended. The financial statements have been prepared in accordance with generally accepted accounting principles consistently followed by Copper throughout the periods indicated, and fairly present the financial position of Copper as of the date of the balance sheet included in the financial statements, and the results of its operations for the periods indicated.

2.04 Absence of Changes. Since October 31, 2001, there has not been any change in the financial condition or operations of Copper, except changes in the ordinary course of business, which changes have not in the aggregate been materially adverse and will be fully disclosed.

2.05 Liabilities. Copper did not as of October 31, 2001 and at the signing of this Agreement, have any debt, liability, or obligation of any nature, whether accrued, absolute, contingent, or otherwise, and whether due or to become due, that is not reflected in Copper's balance sheet as of October 31, 2001. Copper is not aware of any pending, threatened or asserted claims, lawsuits or contingencies involving Copper, its directors, officers or its common stock. There is no dispute of any kind between Copper and any third party, and no such dispute will exist at the closing of this Agreement. At closing, Copper will be free from any and all liabilities, liens, claims and/or commitments .

2.06 Tax Returns. Within the times and in the manner prescribed by law, Copper has filed all federal, state, and local tax returns required by law and has paid all taxes, assessments, and penalties due and payable. No federal income tax returns of Copper have been audited by the internal Revenue Service. The provision for taxes, if any, reflected in Copper's balance sheet as of October 31, 2001, is adequate for any and all federal, state, county, and local taxes for the period ending on the date of that balance sheet and for all prior periods, whether or not disputed. There are no present disputes as to taxes of any nature payable by Copper.

2.07 Ability to Carry Out Obligations. The Shareholder has the right, power, and authority to enter into, and perform their obligations under this Agreement. The execution and delivery of this Agreement by the Shareholder and the performance by the Shareholder of its obligations hereunder will not cause, constitute, or conflict with or result in (a) any breach or violation or any of the provisions of or constitute a default under any license, indenture, mortgage, charter, instrument, articles of incorporation, bylaw, or other agreement or instrument to which Copper or the Shareholder is a party, or by which they may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would cause Copper to be liable to any party, or (c) an event that would result in the creation or imposition of any lien, charge, or encumbrance on any asset of Copper or upon the securities of Copper to be acquired by Wiegand.

2.08 Full Disclosure. None of representations and warranties made by Copper or the Shareholder, or in any certificate or memorandum furnished or to be furnished by Copper or the Shareholder, or on their behalf, contains or will contain any untrue statement of a material fact, or omit any material fact the omission of which would be misleading.

2.09 Contracts and Leases. Copper does not and has never carried on any business. Copper is not a party to any contract, agreement or lease. No person holds a power of attorney from Copper.

2.10 Compliance with Laws. Copper has complied with, and is not in violation of any federal, state, or local statute, law, and/or regulation pertaining to Copper. Copper has complied with all federal and state securities laws in connection with the offer, sale and distribution of its securities.

2.11 Litigation.  Copper is not (and has not been) a party to any suit,  action, arbitration, or legal, administrative, or other proceeding, or pending governmental investigation. To the best knowledge of the Shareholders, there is no basis for any such action or proceeding and no such action or proceeding is threatened against Copper. Copper is not subject to or in default with respect to any order, writ, injunction, or decree of any federal, state, local, or foreign court, department, agency, or instrumentality.

2.12 Conduct of Business. Prior to the closing, Copper shall conduct its business in the normal course, and shall not (without the prior written approval of Wiegand) (i) sell, pledge, or assign any assets (ii) amend its Articles of Incorporation or Bylaws, (iii) declare dividends, redeem or sell stock or other securities, (iv) incur any liabilities, (v) acquire or dispose of any assets, enter into any contract, guarantee obligations of any third party, or (vi) enter into any other transaction.

2.13 Corporate Documents. Copies of each of the following documents, which are true, complete and correct in all material respects, will be attached to and made a part of this Agreement:

(i) Articles of Incorporation;

(ii) Bylaws;

(iii) Organizational Consent of Shareholders;

(iv) Consent of Directors;

(v) List of Officers and Directors;

(vi) List of Shareholders;

(vii) 10-QSB including Balance Sheet as of October 31, 2001, together with other financial statements described in Section 2.03;

(viii) Secretary of State Filing Receipt;

(ix) Copies of all federal and state income tax returns of Copper;

(x) Stock register and stock certificate records of Copper;

(xi) Form 10SB.

2.14 Closing Documents. All minutes, consents or other documents pertaining to Copper to be delivered at closing shall be valid and in accordance with the laws of Colorado.

2.15 Title. The Shareholder has good and marketable title to all of the securities to be sold to Wiegand pursuant to this Agreement. The securities to be sold to Wiegand will be, at closing, free and clear of all liens, security interests, pledges, charges, claims and encumbrances of any kind. None of such shares are or will be subject to any voting trust or agreement. No person holds or has the right to receive any proxy or similar instrument with respect to such shares. Except as provided in this Agreement, the Shareholder is not a party to any agreement which offers or grants to any person the right to purchase or acquire any of the securities to be sold to Wiegand. There is no applicable local, state or federal law, rule, regulation, or decree which would, as a result of the purchase of the shares by Wiegand, impair, restrict or delay Wiegand voting rights with respect to the shares.


                                   ARTICLE III

                                INVESTMENT INTENT

3.01 Wiegand agrees that the securities being acquired pursuant to this Agreement may be sold, pledged, assigned, hypothecated or otherwise transferred, with or without consideration (Transfer) only pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of Copper.

3.02 Wiegand or assigns, on behalf of Copper, agrees to use his best efforts to file a registration statement with the Securities and Exchange Commission to register, at Wiegand' or Copper's sole expense, the resale of at least all of the Copper shares issued to all of the Copper shareholders (except the shares being sold hereby which may be registered or not at the sole option of Wiegand) of record on the date of this Agreement within 60 days, which date may be extended by Wiegand upon approaval of Shareholder, after acquiring the shares being purchased hereby and to use his best efforts to have that registration statement declared effective at the earliest practicable date thereafter and to thereafter use best efforts to establish a public market for Copper's common stock. Shareholder agrees to cooperate in all respects with this endeavor and to assist Wiegand in any reasonable way.

3.03 Subsequent to the transfer contemplated hereby neither Wiegand, on behalf of Copper, or Copper will unduly delay or refuse to render legal opinions or provide any other reasonable assistance to permit current shareholders of Copper to transfer their securities, once a public market for the Copper shares develops.

3.04 In the event Wiegand and Shareholder mutually agree to definitive terms for an escrow agreement, then the shares acquired by Wiegand shall be escrowed until such time as a registration statement as described in section 3.02 is filed with the SEC and thereafter within 10 days following filing of the registration statement, Shareholder will cause the escrow shares to be released to Wiegand.


                                   ARTICLE IV

                                     CLOSING

The closing of this transaction will occur when all of the documents and/or consideration described below has been delivered. Unless the closing of this transaction takes place on or before 1/20/2002, then either party may terminate this Agreement. As part of the closing, the following documents, in form reasonably acceptable to counsel to the parties, shall be delivered:

By the Shareholder:

A. A certificate or certificates for 750,000 shares of Copper common stock, registered in names so designated by Wiegand as designated.

B. The resignation of all officers of Copper.

C. The resignation of all the directors of Copper.

D. A Board of Directors resolution appointing directors as designated by Wiegand.

E. Certified Audited financial statements of Copper, which shall include a balance sheet dated as of April 30, 2001 and statements of operations, stockholders' equity and cash flows for the twelve month period then ended.

F. All of the business and corporate records of Copper, including but not limited to correspondence files, bank statements, checkbooks, savings account books, minutes of shareholder and directors meetings, financial statements, shareholder listings, stock transfer records, agreements and contracts.

H. Within 10 days following closing Shareholder will file disclosure of this sale of shares to Wiegand by filing Form 8-K with the SEC. Shareholder will also complete any reports to the SEC on Forms 3, 4, and 13D as required of any party to this transaction.

By Wiegand:

A. As described in Section 1.01, Wiegand has paid Corporate Management Services, Inc. the amount of $5,000, representing the payment in full for the 750,000 shares of Copper common stock.

                                    ARTICLE V

                                    REMEDIES

5.01 Arbitration. Any controversy or claim arising out of, or relating to, this Agreement, or the making, performance, or interpretation thereof, shall be settled by arbitration in Littleton, Colorado in accordance with the Rules of the American Arbitration Association then existing, and judgment on the arbitration award may be entered in any court having jurisdiction over the subject matter of the controversy.

5.02 Indemnification. Each party agrees to indemnify the others against all actual losses, damages and expenses caused by (i) any material breach of this Agreement or any material misrepresentation of any party contained herein or
(ii) any misstatement of a material fact or omission to state a material fact required to be stated herein or necessary to make the statements herein not misleading.

                                   ARTICLE VI

                                  MISCELLANEOUS

6.01 Captions and Headings. The Article and paragraph headings throughout this Agreement are for convenience and reference only, and shall in no way be deemed to define, limit, or add to the meaning of any provision of this Agreement.

6.02 No Oral Change. This Agreement and any provision hereof, may not be waived, changed, modified, or discharged, orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought.

6.03 Non Waiver. Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants, or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants, or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition, or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any party of one breach by another party shall be construed as a waiver with respect to any other or subsequent breach.

6.04 Time of Essence. Time is of the essence of this Agreement and of each and every provision hereof.

6.05 Entire Agreement. This Agreement contains the entire Agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings.

6.06 Significant Changes. The Shareholder understands that significant changes may be made in the Capitalization and/or stock ownership of Copper, which changes could involve a reverse stock split and/or the issuance of additional shares of common stock, thus possibly having a dramatic negative effect on the percentage of ownership and/or number of shares owned by present shareholders of Copper.

6.07 Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures will be acceptable to all parties.

6.08 Notices. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

If to Shareholder or Copper:
George Andrews, Corporate Management Services, Inc., 7899 West Frost Drive, Littleton, CO 88128

If to Wiegand:
James B. Wiegand, 10077 E. County Line Rd., Longmont, CO 80501.

6.09 Binding Effect. This Agreement shall inure to and be binding upon the heirs, executors, personal representatives, successors and assigns of each of the parties to this Agreement.

6.10 Effect of Closing. All representations, warranties, covenants, and agreements of the parties contained in this Agreement, or in any instrument, certificate, opinion, or other writing provided for in it, shall be true and correct as of the closing and shall survive the closing of this Agreement.

6.11 Mutual Cooperation. The parties hereto shall cooperate with each other to achieve the purpose of this Agreement, and shall execute such other and further documents and take such other and further actions as may be necessary or convenient to effect the transaction described herein.

AGREED AND ACCEPTED as of the date first above written.


/s/ James B. Wiegand
--------------------
James B. Wiegand


Corporate Management Services, Inc.        Copper, Corp.

/s/ George Andrews                         /s/ George Andrews
------------------                         ------------------
By:                                        By:
George Andrews, President                  George Andrews, President